UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2008

ENERGY INFRASTRUCTURE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32941	20-3521405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1300, 1105 North Market Street, Wilmington, Delaware	19899
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 655-1771

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 26, 2008, Energy Infrastructure Acquisition Corp., a Delaware corporation (the “Company”), notified its stockholders of record as of June 23, 2008, that the Company will hold a special meeting of its stockholders on July 17, 2008 to vote on (i) the merger of the Company with and into Energy Infrastructure Merger Corporation, its wholly-owned Marshall Islands subsidiary, for the purpose of redomiciling the Company to the Marshall Islands (the “Redomiciliation Merger”) as part of the acquisition of nine companies from Vanship Holdings Limited (“Vanship”), (ii) the proposed acquisition of nine special purpose vehicles (“SPVs”), each owning one very large crude carrier, by Energy Merger from Vanship pursuant to the Share Purchase Agreement among Energy Infrastructure, Energy Merger and Vanship (the “Business Combination”), and (iii) the dissolution of the Company and a proposed plan of liquidation, in the event the Company has not received the requisite stockholder vote to approve the Business Combination and the Redomiciliation Merger proposals.

A copy of the notice sent to the Company’s stockholders is attached hereto as Exhibit 99.1.

Safe Harbor Statements

Any forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and developments in the industry may differ materially from those made in or suggested by the forward-looking statements contained in this press release. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. The forward-looking statements in this press release speak only as of the date of this press release and might not occur in light of these risks, uncertainties, and assumptions. Energy Infrastructure Acquisition Corp. undertakes no obligation and disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of the Company’s stockholders to be held to approve the business combination. The Company’s stockholders and other interested persons are advised to read the Company’s preliminary proxy statement, and definitive proxy statement, when available, in connection with the Company’s solicitation of proxies for the special meeting to approve the business combination because these proxy statements will contain important information. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 for more information about the Company, its officers and directors, and their individual and group security ownership in the Company. The definitive proxy statement will be mailed to stockholders as of the record date established for voting on the business combination. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Energy Infrastructure Acquisition Corp., Suite 1300, 1105 North Market Street, Wilmington, Delaware, 19899, Attn: Marios Pantazopoulos. The preliminary proxy statement, and definitive proxy statement, when available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

No.	Description
99.1	Notice to Stockholders dated June 26, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2008

ENERGY INFRASTRUCTURE ACQUISITION CORP.

	By:	/s/ Marios Pantazopoulos
Name: Marios Pantazopoulos
Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description
99.1	Notice to Stockholders dated June 26, 2008